UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Amendment No. 1 to

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2026

VASO CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18105	11-2871434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

137 Commercial St., Suite 200, Plainview, New York 11803
(Address of Principal Executive Offices and Zip Code)

(516) 997-4600
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Exchange Act (17 CFR §240.12b-2).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On July 31, 2026, Vaso Corporation (“Vaso”), VasoTechnology, Inc., a Delaware corporation and wholly owned subsidiary of Vaso (“VasoTech”), NetWolves Network Services LLC, a Florida limited liability company and wholly owned subsidiary of VasoTech (“NetWolves”), and COEO Solutions, LLC, an Illinois limited liability company (“Buyer”), completed the sale of all of the issued and outstanding membership interests of NetWolves pursuant to the Equity Purchase Agreement described in the original Current Report on Form 8-K.

This Amendment No. 1 to Current Report on Form 8-K amends the Current Report on Form 8-K filed by Vaso Corporation on July 31, 2026 to provide the unaudited pro forma condensed consolidated financial information required by Item 9.01(b) of Form 8-K in connection with the disposition of NetWolves Network Services LLC described therein. Except as set forth herein, no other changes have been made to the original Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

This Amendment No. 1 amends and supplements Item 9.01 of the Original Report solely to provide the unaudited pro forma financial information required by Item 9.01(b) of Form 8-K.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial information of Vaso giving effect to the disposition of NetWolves is filed as Exhibit 99.1 to this Amendment No. 1 to Current Report on Form 8-K and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
10.1	Equity Purchase Agreement, dated as of July 31, 2026, by and among COEO Solutions, LLC, NetWolves Network Services LLC, VasoTechnology, Inc. and Vaso Corporation (incorporated by reference to Exhibit 10.1 to Vaso Corporation’s Current Report on Form 8-K filed on July 31, 2026).
99.1	Unaudited pro forma condensed consolidated financial information of Vaso Corporation giving effect to the disposition of NetWolves Network Services LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2026

VASO CORPORATION

By:	/s/ Jun Ma
Name:	Jun Ma
Title:	Chief Executive Officer and President

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